UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Smith Barney

Municipal High Income Fund

Classic Series

A N N U A L  R E P O R T

JULY 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Municipal High Income Fund

CLASSIC SERIES

What’s Inside
	Letter from the Chairman	1
	Manager Overview	4
	Fund at a Glance	8
	Fund Expenses	9
	Fund Performance	11
	Historical Performance	12
	Schedule of Investments	13
	Statement of Assets and Liabilities	26
	Statement of Operations	27
Fund Objective The Fund seeks to maximize current income exempt from regular federal income tax by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade, low investment-grade or below investment-grade by a nationally recognized statistical rating organization or if unrated, of comparable quality.	Statements of Changes in Net Assets	28
	Financial Highlights	29
	Notes to Financial Statements	32
	Report of Independent Registered Public Accounting Firm	41
	Board Approval of Management Agreement	42
	Additional Information	48
	Important Tax Information	52

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and the preliminary estimate for second quarter GDP was 3.4%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the Fund’s reporting period had ended, at its August meeting, the Fed again raised the federal funds rate by 0.25% to 3.50%.

During reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal fund target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the one-year period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Index[v] returned 6.35% and 4.79%, respectively.

Smith Barney Municipal High Income Fund 2005 Annual Report	1

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2	Smith Barney Municipal High Income Fund 2005 Annual Report

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 25, 2005

Smith Barney Municipal High Income Fund 2005 Annual Report	3

Manager Overview

PETER M. COFEY Portfolio Manager

Market Review

The bond market generated solid returns over the fiscal year. As the reporting period began, the bond market as a whole faced several headwinds. The Fed was in the beginning stage of a prolonged period of raising interest rates, the economy appeared to be on solid footing, and surging oil prices raised inflationary red flags. Yet, while the Fed raised the target for the federal funds rate from 1.25% to 3.25% over the fiscal year, longer-term yields, surprisingly, declined. As a result, the yield curve flattened as the difference between short and long term yields narrowed.

Looking at the economy more closely, while it continued to expand during the reporting period, the level of growth moderated somewhat. GDP declined year-over-year from first quarter 2004’s 4.5% rate to 3.8% in the first quarter of 2005. Sharply higher oil prices, which rose nearly 45% during the fiscal year, were an increasing drag on the economy as the period progressed. That not withstanding, underlying economic activity remained positive. Fears of a jobless economic recovery all but disappeared as the labor market showed signs of strength, although the rate of new job growth varied a great deal from month to month. The U.S. unemployment rate continued to decline during the fiscal year, falling from 5.5% in July 2004 to 5.0% in July 2005.

Elsewhere, industrial production and consumer spending was strong. However, the automobile sector had its share of troubles as both General Motors and Ford Motor Company were downgraded to below investment grade and the lowest tier of investment grade, respectively. While rising oil prices triggered concerns about sharply higher inflation, overall this has not come to pass. After increasing in the first quarter of 2005, inflation moderated in the second quarter. The core PCE deflatorvi often cited as the Fed’s preferred measure of inflation, remained at 2.2% year-over-year based on its June 2005 reading.

New municipal bond issuance continued to be to very strong during the reporting period. In 2004, $358 billion in new muni securities was issued, the third largest amount during a calendar year. Thus far in 2005, this trend has continued, as a record for first-half year new issuance was established, with $206 billion of new municipal debt. Overall, the abundance of new supply was met with strong demand, especially by institutions and property and casualty insurers.

The current market is characterized by historically low long-term bond yields and still rising short-term interest rates. Credit quality spreads (the difference in yield between high-, medium- and low-grade credits) are also very narrow by historical standards. In this environment purchasers of high yield securities are being paid relatively little extra yield for taking interest rate or credit risk.

4	Smith Barney Municipal High Income Fund 2005 Annual Report

During the fiscal year, the shorter end of the municipal bond curve generated the weakest results, while longer-term securities outperformed. Over the same period, lower quality municipals outperformed higher quality securities.

Performance Review

For the 12 months ended July 31, 2005, Class A shares of the Smith Barney Municipal High Income Fund, excluding sales charges, returned 6.56%. These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 6.35% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 increased 9.26% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of July 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Municipal High Income Fund – Class A Shares	3.06%	6.56%
Lehman Brothers Municipal Bond Index	1.48%	6.35%
Lipper High Yield Municipal Debt Funds Category Average	3.54%	9.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which performance would have been lower.

All class share returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 2.80% and Class C shares returned 2.84% over the six months ended July 31, 2005. Excluding sales charges, Class B shares returned 6.02% and Class C shares returned 6.03% over the twelve months ended July 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 78 Funds in the Fund’s Lipper category, and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 78 Funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Municipal High Income Fund 2005 Annual Report	5

Factors that influenced Fund Performance

Over the period, the Fund’s primary contributors to performance included its holdings in the transportation sector.

In addition, exposure to corporate-backed industrial development and pollution control securities enhanced results, as they performed well in the strong economic environment. The Fund also benefited from its tobacco holdings, as developments on the litigation front were generally positive.

Conversely, our short positioning strategy in long-term Treasury futures detracted from performance. While this strategy reduced the portfolio’s volatility, overall it was detrimental as long-term yields declined over the fiscal year, even though the Fed continued to raise short-term rates. The low-income multi-family housing sector also detracted from performance as several issues experienced severe decline in price due to default or substantial deterioration in credit quality. While most of our life care holdings performed well, two issues fell sharply, as credit quality deteriorated. In addition, one of the Fund’s hotel development and a public facilities development securities experienced a significant decline due to defaults and were subsequently negative contributors to fund performance.

Thank you for your investment in the Smith Barney Municipal High Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey

Vice President and Investment Manager

August 25, 2005

6	Smith Barney Municipal High Income Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Atlanta, GA Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (1.9%), Alliance Airport Authority, Special Facilities Revenue, American Airlines, Inc. Project, 7.500% due 12/1/29 (1.8%), Barona CA, GO, Band of Mission Indians, GO, 8.250% due 1/1/20 (1.8%), Tobacco Settlement Financing Corp., 6.750% due 6/1/39 (1.7%), Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Reliant Energy Seward, Series A, 6.750% due 12/1/36 (1.7%), Louisiana Local Government Environment Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA-Insured, 6.550 due 9/1/25 (1.7%), New Jersey Health Care Facilities Financing Authority Revenue, Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (1.6%), California State Department of Water Resources & Power Supply Revenue, RITES, Series A, AMBAC-Insured, 5.500% due 5/1/16 (1.6%), California State Department of Water Resources & Power Supply Revenue, Series A, MBIA-IBC-Insured, 5.375% due 5/1/21 (1.6%) and North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18 (1.6%). Please refer to pages 13 through 23 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2005 were: Hospital (12.0%), Lifecare Systems (10.9%), Industrial Development (9.2%), Housing: Multi-Family (7.8%) and Transportation (7.2%).The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It’s derived from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

Smith Barney Municipal High Income Fund 2005 Annual Report	7

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Hospitals

Life Care Systems

Industrial Development

Housing: Multi-Family

Education

Transportation

Utilities

Pollution Control

Tobacco

Pre-Refunded

Public Facilities

Water and Sewer

Tax Allocation

General Obligation

Other

12.0%

10.9%

9.2%

6.2%

7.8%

5.8%

4.2%

3.3%

7.2%

4.6%

4.1%

2.4%

1.7%

1.6%

20.0%

15.0%

5.0%

10.0%

0.0%

19.0%

July 31, 2005

8	Smith Barney Municipal High Income Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	3.06%	$1,000.00	$1,030.60	1.00%	$5.03
Class B	2.80	1,000.00	1,028.00	1.52	7.64
Class C	2.84	1,000.00	1,028.40	1.57	7.90
(1)	For the six months ended July 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursement. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Municipal High Income Fund 2005 Annual Report	9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class B	5.00	1,000.00	1,017.26	1.52	7.60
Class C	5.00	1,000.00	1,017.01	1.57	7.85
(1)	For the six months ended July 31, 2005.
(2)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10	Smith Barney Municipal High Income Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)
	Without Sales Charges(1)
	Class A	Class B	Class C
Twelve Months Ended 7/31/05	6.56%	6.02%	6.03%
Five Years Ended 7/31/05	4.62	4.09	4.06
Ten Years Ended 7/31/05	4.70	4.17	4.11
Inception* through 7/31/05	5.07	6.28	5.07

	With Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 7/31/05	2.28%	1.52%	5.03%
Five Years Ended 7/31/05	3.77	3.94	4.06
Ten Years Ended 7/31/05	4.27	4.17	4.11
Inception* through 7/31/05	4.74	6.28	5.07

Cumulative Total Returns† (unaudited)
Without Sales Charges(1)
Class A (7/31/95 through 7/31/05)	58.28%
Class B (7/31/95 through 7/31/05)	50.43
Class C (7/31/95 through 7/31/05)	49.58

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1 .00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.
†

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Smith Barney Municipal High Income Fund 2005 Annual Report	11

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Municipal High

Income Fund vs. Lehman Brothers Municipal Bond Index† (July 1995 – July 2005)

$25,000

20,000

15,000

10,000

5,000

0

Smith Barney Municipal High Income Fund – Class B Shares

Lehman Brothers Municipal Bond Index

$18,302

$15,043

7/95

7/96

7/97

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

†

Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1995, assuming reinvestment of distributions, including returns of capital, if any, at net asset value through July 31, 2005. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12	Smith Barney Municipal High Income Fund 2005 Annual Report

Schedule of Investments (July 31, 2005)
Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 97.8%
Alabama – 1.0%
$2,980,000	AAA	Baldwin County, AL, Board of Education, AMBAC-Insured, 5.000% due 6/1/26	$3,142,917
1,750,000	NR	Capstone Improvement District of Brookwood, AL, Series A, 7.700% due 8/15/23 (a)	175,000
		Total Alabama	3,317,917
Alaska – 2.7%
2,300,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (b)	2,442,002
		Alaska State Housing Financial Corp., General Housing:
2,000,000	AAA	Series A, FGIC-Insured, 5.000% due 12/1/26	2,104,960
		Series B, MBIA-Insured:
1,500,000	AAA	5.250% due 12/1/25	1,615,635
3,000,000	AAA	5.250% due 12/1/30	3,218,820
		Total Alaska	9,381,417
Arizona – 3.2%
2,900,000	A-	Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625% due 7/1/20	3,278,131
3,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.625% due 12/1/29 (c)	3,761,730
		Maricopa County, AZ, IDA, MFH Revenue:
2,340,000	NR	Gran Victoria Housing LLC Project, Series B, 10.000% due 5/1/31 (d)	2,363,564
5,070,000	NR	Metro Gardens-Mesa, Series B, 6.500% due 7/1/29 (a)(j)(k)	750,005
1,100,000	BBB-	Pima County, AZ, IDA, Series A, Educational Revenue, Noah Webster Basic, 6.125% due 12/15/34	1,109,647
		Total Arizona	11,263,077
Arkansas – 1.7%
		Arkansas State Development Financing Authority:
4,000,000	BBB	Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.375% due 2/1/29 (c)(e)	4,670,240
1,000,000	BB+	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A,
		7.750% due 8/1/25 (b)	1,146,220
		Total Arkansas	5,816,460

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	13

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
California – 10.3%
$6,000,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20 (c)	$6,305,280
		California State Department of Water Resources & Power Supply Revenue, Series A:
5,000,000	AAA	AMBAC-Insured, 5.500% due 5/1/16 (c)	5,536,850
5,000,000	AAA	MBIA-IBC-Insured, 5.375% due 5/1/21 (c)	5,465,650
2,000,000	A	California State GO, Various Purposes, 5.500% due 4/1/30	2,213,040
		California Statewide CDA:
1,000,000	A	East Campus Apartments LLC, Series A, 5.625% due 8/1/34	1,053,990
2,500,000	NR	Revenue, East Valley Tourist Project, Series A, 9.250% due 10/1/20	2,759,000
2,000,000	AAA	Glendale, CA, Electric Works Revenue, Series 2003, MBIA-Insured, 5.000% due 2/1/32	2,095,660
		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue:
2,000,000	BBB	Series 2003-A-1 , 6.750% due 6/1/39	2,301,100
3,150,000	BBB	Series 2003-A-5, 7.875% due 6/1/42 (c)	3,891,510
1,000,000	AAA	Los Angeles, CA, USD GO, Series A, MBIA-Insured, 5.250% due 7/1/19	1,092,530
3,000,000	Ba2(f)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	3,115,140
		Total California	35,829,750
Colorado – 3.2%
1,000,000	NR	Beacon Point Metropolitan District, GO, Series A, 6.250% due 12/1/35	1,011,490
		Colorado Educational & Cultural Facilities Authority Revenue, Charter School:
1,455,000	AAA	Peak to Peak Project, Call 8/15/11 @ 100, 7.500% due 8/15/21 (e)	1,719,286
1,500,000	BBB-	Refunding, Jefferson Project, Series A, 6.000% due 6/15/33	1,529,985
1,000,000	Baa1(f)	Colorado Health Facilities Authority Revenue, Parkview Medical Center Project, 6.600% due 9/1/25	1,108,860
5,000,000	AAA	E-470 Public Highway Authority Revenue, CO, Capital Appreciation, Series B, MBIA-Insured, zero coupon bond to yield
		5.594% due 9/1/27	1,587,300
1,000,000	NR	High Plains, CO, Metropolitan District, Series A, 6.250% due 12/1/35	1,011,490
10,000,000	AAA	Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Senior Bonds, Series B, AMBAC-Insured, zero coupon bond to yield 6.290% due 6/15/31	2,235,500
1,000,000	NR	Southlands, CO, Metropolitan District Number 1, GO, 7.125% due 12/1/34	1,102,040
		Total Colorado	11,305,951

See Notes to Financial Statements.

14	Smith Barney Municipal High Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Connecticut – 1.2%
$4,000,000	NR	Connecticut State Development Authority, IDR, AFCO Cargo LLC Project, 8.000% due 4/1/30 (b)(c)	$4,228,640
District of Columbia – 0.3%
1,000,000	AAA	District of Columbia COP, District Public Safety & Emergency, AMBAC-Insured, 5.500% due 1/1/19	1,105,450
Florida – 6.3%
1,000,000	NR	Bonnet Creek Resort Community Development District, Special Assessment, 7.500% due 5/1/34	1,081,270
3,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement Glenridge on Palmer Ranch, Series A, 8.000% due 6/1/32 (c)	3,311,310
3,000,000	NR	Capital Trust Agency Revenue, Seminole Tribe Convention Center, Series A, 10.000% due 10/1/33	3,306,810
1,000,000	NR	Hillsborough County, FL, IDA Revenue, National Gypsum Convention, Series A, 7.125% due 4/1/30 (b)	1,116,870
2,000,000	AAA	Miami-Dade County, FL, Solid Waste Systems Revenue, MBIA-Insured, 5.000% due 10/1/18	2,156,880
		Orange County, FL, Health Facilities Authority Revenue:
2,000,000	NR	First Mortgage, GF/Orlando, Inc. Project, 9.000% due 7/1/31	2,062,280
2,100,000	NR	Multi-Family Revenue, Series C, 9.000% due 1/1/32 (j)	840,882
1,000,000	A1(f)	Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health System, 5.500% due 11/15/33	1,060,260
2,500,000	NR	Reunion East Community Development District, Special Assessment, Series A, 7.375% due 5/1/33	2,770,750
1,000,000	AAA	University of Central Florida Athletics Association, Inc. COP, Series 2005-A, FGIC-Insured, 5.000% due 10/1/35	1,045,340
3,030,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue, 8.125% due 10/1/25	3,067,512
		Total Florida	21,820,164
Georgia – 3.9%
6,000,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (c)	6,567,180
1,000,000	AAA	Atlanta, GA, Water & Wastewater Revenue, FSA-Insured, 5.000% due 11/1/34	1,054,430
1,800,000	NR	Brunswick & Glynn County, GA, Development Authority, First Mortgage Revenue, Coastal Community Retirement, Series A, 7.250% due 1/1/35	1,889,910
1,500,000	BBB+(g)	Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates, Series C, 7.250% due 11/15/29	1,621,380

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	15

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Georgia – 3.9% (continued)
$2,000,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design, Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (e)	$2,287,300
		Total Georgia	13,420,200
Idaho – 0.7%
2,345,000	AA	Idaho Health Facilities Authority Revenue, Portneuf Medical Center Project, Series A, 5.250% due 9/1/24	2,482,417
Illinois – 2.9%
495,000	AA	Chicago, IL, Metropolitan HDC, Mortgage Revenue, Section 8, Series A, FHA-Insured, 6.700% due 7/1/12	496,148
2,000,000	AAA	Chicago, IL, O’Hare International Airport, General Airport Revenue, Third Lien, Series 2003-A-2, 5.750% due 1/1/21 (b)	2,243,260
		Illinois DFA:
2,000,000	BBB	Chicago Charter School Foundation Project, Series A, 6.250% due 12/1/32	2,113,960
3,250,000	Ba1(f)	Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (b)(c)	3,675,360
1,500,000	A	Illinois Health Facilities Authority Revenue, Passavant Memorial Area Hospital, 6.000% due 10/1/24	1,639,770
		Total Illinois	10,168,498
Indiana – 1.5%
3,000,000	BBB	East Chicago Industrial, PCR, IN, Inland Steel Co. Project Number 10, 6.800% due 6/1/13	3,017,820
2,000,000	Baa1(f)	Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project, 6.125% due 8/1/31	2,114,400
		Total Indiana	5,132,220
Kansas – 0.6%
2,000,000	BBB-(g)	Overland Park, KS, Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32	2,186,280
Louisiana – 3.6%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,039,100
		Louisiana Local Government Environmental Facilities, CDA Revenue:
5,000,000	A	Capital Project & Equipment Acquisition Program, ACA-Insured, 6.550% due 9/1/25 (c)	5,773,200
4,000,000	NR	St. James Place, Series A, 7.000% due 11/1/25 (c)	3,772,320
2,000,000	BB-	Port of New Orleans, LA, IDR, Continental Grain Co. Project, 7.500% due 7/1/13	2,028,920
		Total Louisiana	12,613,540

See Notes to Financial Statements.

16	Smith Barney Municipal High Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating ‡	Security	Value
Maryland – 1.4%
$1,000,000	NR	Maryland Industrial Development Financing Authority Economic
		Development Revenue, Our Lady of Good Counsel School,
		Series 2005-A, 6.000% due 5/1/35	$1,026,830
3,500,000	NR	Maryland State Economic Development Corp. Revenue, Chesapeake
		Bay, Series A, 7.730% due 12/1/27 (c)	3,719,870
2,500,000	Ca(f)	Prince Georges County, MD, Hospital, Greater Southeast Health
		Care System, 6.375% due 1/1/23 (a)	250,000
		Total Maryland	4,996,700
Massachusetts – 2.2%
1,440,000	NR	Boston, MA, IDA Revenue, Roundhouse Hospitality LLC Project,
		7.875% due 3/1/25 (b)	1,455,624
3,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B,
		Call 1 2/1/1 0 @ 101, 8.250% due 12/1/30 (c)(e)	3,713,520
2,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation,
		Series B, 6.750% due 7/1/1 6	2,264,080
2,345,000	NR	Massachusetts State IFA Revenue, Bradford College,
		5.625% due 11/1/28 (a)(j)	117,250
		Total Massachusetts	7,550,474
Michigan – 3.2%
		Allen Academy, MI, COP:
2,500,000	NR	8.000% due 6/1/33	2,527,300
1,000,000	NR	Series A, 8.000% due 6/1/33	1,010,920
		Cesar Chavez Academy, COP:
1,635,000	NR	7.250% due 2/1/33	1,610,115
1,600,000	NR	8.000% due 2/1/33 (d)	1,672,400
2,750,000	AA	Grand Rapids, MI, Building Authority, Series 1998, 5.000% due 4/1/18	2,993,567
1,175,000	NR	Merritt Academy, COP, 7.250% due 12/1/24	1,187,479
		Total Michigan	11,001,781
Minnesota – 0.5%
1,715,000	NR	Sartell, MN, Health Care & Housing Facilities Revenue, Foundation
		For Health Care Project, Series A, 8.000% due 9/1/30	1,846,764
Missouri – 0.5%
1,500,000	NR	St. Joseph, MO, IDA Health Care Revenue, Living Community of
		St. Joseph Project, 7.000% due 8/15/32	1,590,510
Montana – 1.0%
3,475,000	NR	Montana State Board of Investment, Resource Recovery Revenue,
		Yellowstone Energy LP Project, 7.000% due 12/31/19 (b)(c)	3,435,941

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	17

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating ‡	Security	Value
New Hampshire – 1.1%
		New Hampshire HEFA Revenue:
$2,000,000	A	Covenant Health System, 5.500% due 7/1/34	$ 2,107,860
1,500,000	BBB-	New Hampshire College, Call 1/1/11 @ 101, 7.500% due 1/1/31 (e)	1,813,245
		Total New Hampshire	3,921,105
New Jersey – 7.3%
3,390,000	AAA	Casino Reinvestment Development Authority Revenue, Series A,
		MBIA-Insured, 5.250% due 6/1/20 (c)	3,679,676
3,750,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook
		Village, Inc., Series A, 8.250% due 11/15/30 (c)	4,181,137
		New Jersey Health Care Facilities Financing Authority Revenue:
3,400,000	CCC	Columbus Hospital, Series A, 7.500% due 7/1/21 (c)	3,447,056
5,000,000	BBB-	Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (c)	5,621,400
		Tobacco Settlement Financing Corp.:
5,000,000	BBB	6.750% due 6/1/39 (c)	5,953,000
2,000,000	BBB	7.000% due 6/1/41	2,414,640
		Total New Jersey	25,296,909
New Mexico – 1.1%
3,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	2,956,260
940,000	NR	Sandoval County, NM, Project Revenue, Santa Ana Pueblo Project,
		7.750% due 7/1/15	968,820
		Total New Mexico	3,925,080
New York – 4.7%
1,000,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital
		Medical Center, Inc., Series A, 8.250% due 11/15/30	1,084,640
1,000,000	Aaa(f)	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured,
		GNMA-Collateralized, 5.500% due 3/20/40	1,093,300
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland Village
		Project, 8.550% due 11/15/32	1,085,360
2,680,000	NR	New York City, NY, IDA Civic Facilities Revenue, Amboy Properties
		Corp. Project, 6.750% due 6/1/20	2,745,177
2,000,000	NR	New York City, NY, IDA, Civic Facilities Revenue, Special Needs
		Facilities Pooled Program, Series A-1, 8.125% due 7/1/19	2,172,620
1,500,000	AAA	New York City, NY, Municipal Water Finance Authority, Water &
		Sewer System Revenue, Series C, MBIA-Insured,
		5.000% due 6/15/27	1,594,800
1,685,000	NR	New York State, COP, Hanson Redevelopment Project,
		8.375% due 5/1/08	1,808,157
2,500,000	AAA	New York State Dormitory Authority Revenue, Mental Health
		Services Facilities Improvement, Series B, AMBAC-Insured,
		5.000% due 2/15/35	2,637,650

See Notes to Financial Statements.

18	Smith Barney Municipal High Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
New York – 4.7% (continued)
$2,000,000	NR	Onondaga County, NY, IDA, Solid Waste Disposal Facilities Revenue, Solvay Paperboard LLC Project, 7.000% due 11/1/30 (b)	$2,117,060
		Total New York	16,338,764
North Carolina – 2.1%
1,940,000	NR	North Carolina Medical Care Community, Health Care Facilities Revenue, First Mortgage, DePaul Community Facilities Project, 7.625% due 11/1/29	2,029,046
5,000,000	AAA	North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series B, MBIA-Insured, 5.250% due 1/1/18 (c)	5,434,000
		Total North Carolina	7,463,046
Ohio – 0.8%
2,500,000	BBB	Cuyahoga County, OH\Hospital Facilities Revenue, Canton, Inc. Project, 7.500% due 1/1/30	2,813,025
Oklahoma – 0.8%
610,000	AAA	Oklahoma HFA, Single-Family Mortgage, Series B, GNMA-Collateral, 7.997% due 8/1/18 (b)	668,462
2,200,000	B-	Tulsa, OK, Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11	2,203,498
		Total Oklahoma	2,871,960
Oregon – 0.3%
1,000,000	NR	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Refunding Bonds, Merle West Medical Center Project, 6.250% due 9/1/31	1,073,940
Pennsylvania – 8.5%
1,115,000	NR	Allegheny County, PA, Industrial Development Authority Charter School, Homestead Project, Series A, 7.500% due 12/15/29	1,103,783
1,000,000	NR	Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliated Services Inc. Project, Series A, 7.250% due 1/1/35	1,079,160
5,000,000	NR	Dauphin County, PA, General Authority Revenue, Office & Packaging, 6.000% due 1/1/25 (c)	4,562,000
3,500,000	NR	Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Bible Fellowship Church Home, Inc., 7.750% due 11/1/33 (c)	3,824,660
		Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center:
6,000,000	NR	6.625% due 7/1/19 (a)	1,200,600
5,000,000	NR	6.750% due 7/1/29 (a)	1,000,350

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	19

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Pennsylvania – 8.5% (continued)
$990,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services, Inc. Project, Series A, 7.500% due 2/15/29	$1,021,205
		Pennsylvania Economic Development Financing Authority:
5,500,000	B1(f)	Exempt Facilities Revenue, Reliant Energy Seward, Series A, 6.750% due 12/1/36 (b)(c)	5,933,620
4,500,000	NR	Resource Recovery Revenue, Colver Project, Series D, 7.125% due 12/1/15 (b)(c)	4,595,400
1,000,000	AAA	Philadelphia, PA, Redevelopment Authority Revenue, Neighborhood Transformation, Series C, FGIC-Insured, 5.000% due 4/15/30	1,049,310
4,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities, Redstone Highlands Health, Series B, 8.125% due 11/15/30 (c)	4,363,280
		Total Pennsylvania	29,733,368
Rhode Island – 0.3%
1,000,000	NR	Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue Refunding, Series 2005, 7.250% due 7/15/35	1,030,030
South Carolina – 1.2%
2,000,000	AA	Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian-Insured, 5.000% due 3/1/30	2,064,460
2,000,000	BBB	Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project, 6.100% due 4/1/23 (b)	2,138,460
		Total South Carolina	4,202,920
Texas – 13.6%
7,160,000	CCC	Alliance Airport Authority, Special Facilities Revenue, American Airlines, Inc. Project, 7.500% due 12/1/29 (b)(c)	6,414,143
4,990,000	NR	Austin-Bergstrom, TX, Landhost Enterprises, Inc., Airport Hotel, Senior Series A, 3.375% due 4/1/27 (h)	2,317,855
4,795,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue, Continental Lady Ester, Series A, 6.875% due 6/1/29 (c)	4,528,158
1,790,000	BBB-	Brazos River Authority, PCR, TXU Energy Co. LLC Project, Series C, 6.750% due 10/1/38 (b)	1,993,058
1,000,000	A-	Brazos River, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, Series A-7, 6.625% due 5/15/33 (b)	1,129,100
1,665,000	CCC	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines, Inc., Guarantee Agreement, 6.375% due 5/1/35 (b)	1,255,094
1,040,000	NR	Denton County, TX, Reclamation Road District, 8.500% due 6/1/16	1,040,998
1,435,000	NR	El Paso County, TX, Housing Finance Corp., MFH Las Lomas Apartments, Series C, 8.375% due 6/1/30 (j)(k)	1,148,000

See Notes to Financial Statements.

20	Smith Barney Municipal High Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Texas – 13.6% (continued)
$3,000,000	Ba2(f)	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project, 7.500% due 10/1/12 (b)(c)(i)	$3,386,730
6,645,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines, Inc. Project, Series C, 6.125% due 7/15/27 (b)(c)	5,605,855
3,000,000	NR	Intercontinental Airport, Houston Public Facilities Corp. Project Revenue, 7.750% due 5/1/26	2,990,250
		Midlothian, TX, Development Authority, Tax Increment Contract Revenue:
3,000,000	NR	7.875% due 11/15/26	3,278,250
2,500,000	NR	6.200% due 11/15/29	2,536,875
3,000,000	AAA	North Texas Throughway Authority, Dallas North Tollway Systems Revenue, Series A, FSA-Insured, 5.000% due 1/1/35	3,144,450
1,995,000	B-	Port Corpus Christi, TX, Celanense Project, Series A, 6.450% due 11/1/30	2,139,837
2,115,000	Caa1(f)	Texas State Affordable Housing Corp., MFH Revenue, HIC Arborstone/Baybrook, Series C, 7.250% due 11/1/31 (j)(k)	145,935
		Willacy County, TX, PFC Project Revenue:
1,190,000	NR	County Jail, 7.500% due 11/1/25	1,215,311
3,000,000	NR	Series A-1, 8.250% due 12/1/23	3,122,010
		Total Texas	47,391,909
Vermont – 0.2%
1,000,000	NR	Vermont Educational & Health Buildings Financing Agency Revenue, Health Care Facilities, Copley Manor Project, 6.150% due 4/1/19 (a)	721,700
Virginia – 3.1%
1,490,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	1,506,569
1,000,000	NR	Broad Street, VA CDA Revenue, 7.500% due 6/1/33	1,106,400
		Newport News, VA, Redevelopment & Housing Authority MFH Revenue, Residential Rental-St. Michael’s Apartments:
1,310,000	NR	7.625% due 11/1/18	1,262,748
2,135,000		7.250% due 11/1/28	1,917,358
		Virginia Beach, VA, Development Authority MFH Revenue, Residential Rental:
2,470,000	NR	Hampton Project, 7.500% due 10/1/39 (b)	2,487,512
2,470,000	NR	Mayfair Project, 7.500% due 10/1/39 (b)	2,577,569
		Total Virginia	10,858,156

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	21

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Wisconsin – 0.8%
		Wisconsin State HEFA Revenue:
$1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	$1,110,050
1,500,000	BBB+	Marshfield Clinic, Series B, 6.000% due 2/15/25	1,610,325
		Total Wisconsin	2,720,375
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost – $343,150,460)	340,856,438
SHORT-TERM INVESTMENTS – 1.0%(l)
Alaska – 0.2%
600,000	A-1+	Valdez, AK, Marine Terminal Revenue, Refunding, BP Pipelines, Inc. Project, Series B, 2.230% due 8/3/05	600,000
California – 0.1%
300,000	A-1+	California State Economic Recovery, Series C-4, SPA-JPMorgan Chase Bank, 2.150% due 8/3/05	300,000
Colorado – 0.2%
600,000	VMIG1(f)	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federal Bond Pg A-7, LOC-Bank of America NA, 2.330% due 8/1/05	600,000
Massachusetts – 0.0%
100,000	A-1+	Massachusetts State GO, Central Artery, Series A, SPA-Landesbank Baden-Wuerttemberg, 2.230% due 8/3/05	100,000
Texas – 0.5%
1,700,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, St. Luke’s Episcopal Hospital, Series B, 2.260% due 8/3/05	1,700,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost – $3,300,000)	3,300,000
		TOTAL INVESTMENTS – 98.8% (Cost – $346,450,460#)	344,156,438
		Other Assets in Excess of Liabilities – 1.2%	4,287,818
		TOTAL NET ASSETS – 100.0%	$348,444,256

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Security is currently in default.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Pre-Refunded bonds are escrowed with government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Rating by Fitch Rating Service. All ratings are unaudited.
(h)	Effective October 1, 2004 through October 1, 2005, the manager has elected to receive half the coupon payment.
(i)	Variable rate security. Coupon rate disclosed is initial interest rate which is in effect until 9/30/12 mandatory tender and remarketing date.
(j)	Illiquid security.
(k)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(l)	Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $346,308,798.

See Notes to Financial Statements.

22	Smith Barney Municipal High Income Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005

See Bond Ratings pages following the Schedule of Investments.
Abbreviations used in this schedule:
ACA – American Capital Assurance
AMBAC – Ambac Assurance Corporation
CDA – Community Development Authority
COP – Certificate of Participation
DFA – Development Finance Agency
EDA – Economic Development Authority
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association
GO – General Obligation
HDC – Housing Development Corporation
HEFA – Health & Educational Facilities Authority
HFA – Housing Finance Authority
IBC – Insured Bond Certificates
IDA – Industrial Development Authority
IDR – Industrial Development Revenue
IFA – Industrial Finance Agency
LOC – Letter of Credit
MBIA – Municipal Bond Investors Assurance Corporation
MFH – Multi-Family Housing
PCR – Pollution Control Revenue
PFC – Public Facilities Corporation
RITES – Residual Interest Tax-Exempt Securities
Radian – Radian Assets Assurance
SPA – Standby Bond Purchase Agreement
USD – Unified School District
VA – Veterans Administration

SUMMARY OF MUNICIPAL BONDS BY INDUSTRY*
Hospitals	12.0%
Life Care Systems	10.9
Industrial Development	9.2
Housing: Multi-Family	7.8
Transporation	7.2
Education	6.2
Utilities	5.8
Pollution Control	4.6
Tobacco	4.2
Pre-Refunded	4.1
Public Facilities	3.3
Water and Sewer	2.4
Tax Allocation	1.7
General Obligation	1.6
Other	19.0
100.0%

*As a percentage of total investments. Please note that Fund holdings are as of July 31, 2005 and are subject to change.

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	23

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainly of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such Issues are often in default or have other marked short-comings.

24	Smith Barney Municipal High Income Fund 2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Smith Barney Municipal High Income Fund 2005 Annual Report	25

Statement of Assets and Liabilities (July 31, 2005)
ASSETS:
Investments, at value (Cost – $346,450,460)	$344,156,438
Cash	2,528
Interest receivable	4,739,559
Receivable from broker – variation margin on open futures contracts	1,237,500
Receivable for Fund shares sold	199,071
Receivable for securities sold	10,000
Prepaid expenses	18,586
Total Assets	350,363,682
LIABILITIES:
Distributions payable	1,463,598
Investment advisory fee payable	118,643
Payable for Fund shares repurchased	80,900
Administration fee payable	59,321
Transfer agent fees payable	36,269
Distribution fees payable	25,324
Trustees’ fees payable	27,467
Accrued expenses	107,904
Total Liabilities	1,919,426
Total Net Assets	$348,444,256
NET ASSETS:
Par value (Note 6)	$24,314
Paid-in capital in excess of par value	421,245,041
Undistributed net investment income	(258,386)
Accumulated net realized loss on investments and futures contracts	(71,472,691)
Net unrealized depreciation on investments and futures contracts	(1,094,022)
Total Net Assets	$348,444,256
Shares Outstanding:
Class A	18,926,344
Class B	3,583,837
Class C	1,803,654
Net Asset Value:
Class A (and redemption price)	$14.33
Class B *	$14.34
Class C *	$14.33
Maximum Public Offering Price Per Share: Class A (based on maximum sales charge of 4.00%)	$14.93
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from date of purchase payment (See Note 2).

See Notes to Financial Statements.

26	Smith Barney Municipal High Income Fund 2005 Annual Report

Statement of Operations (For the year ended July 31, 2005)
INVESTMENT INCOME:
Interest	$24,265,305
EXPENSES:
Investment advisory fee (Note 2)	1,440,035
Distribution fees (Notes 2 and 4)	954,704
Administration fees (Note 2)	720,017
Legal fees	287,000
Transfer agent fees (Notes 2 and 4)	141,547
Shareholder reports (Note 4)	73,729
Custody	44,315
Audit and tax	40,310
Registration fees	25,799
Trustees fees	24,849
Insurance	5,494
Miscellaneous expenses	17,331
Total Expenses	3,775,130
Less: Investment advisory fee waiver (Notes 2 and 8)	(58,564)
Net Expenses	3,716,566
Net Investment Income	20,548,739
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(26,632,368)
Futures contracts	(18,339,735)
Net Realized Loss	(44,972,103)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	40,622,085
Futures contracts	6,112,500
Change in Net Unrealized Appreciation/Depreciation	46,734,585
Payments by Affiliate (Note 2)	200,000
Net Gain on Investments and Futures Contracts	1,962,482
Increase in Net Assets From Operations	$22,511,221

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	27

Statements of Changes in Net Assets (For the years ended July 31,)
	2005	2004
OPERATIONS:
Net investment income	$20,548,739	$25,557,456
Net realized loss	(44,972,103)	(3,986,995)
Change in net unrealized appreciation/depreciation	46,734,585	(3,639,004)
Payments by affiliate	200,000	–
Increase in Net Assets From Operations	22,511,221	17,931,457
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(22,460,755)	(26,260,158)
Decrease in Net Assets From Distributions to Shareholders	(22,460,755)	(26,260,158)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	28,451,035	27,451,741
Reinvestment of distributions	10,509,591	13,101,623
Cost of shares repurchased	(67,842,390)	(82,411,035)
Decrease in Net Assets From Fund Share Transactions	(28,881,764)	(41,857,671)
Decrease in Net Assets	(28,831,298)	(50,186,372)
NET ASSETS:
Beginning of year	377,275,554	427,461,926
End of year*	$348,444,256	$377,275,554
*Includes undistributed net investment income of:	$(258,386)	$2,169,681

See Notes to Financial Statements.

28	Smith Barney Municipal High Income Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$14.33		$14.64	$15.40	$15.82		$15.78
Income (Loss) From Operations:
Net investment income	0.83		0.94	1.01	1.02	(2)	1.03
Net realized and unrealized gain (loss)	0.08		(0.28)	(0.80)	(0.45	)(2)	0.01
Total Income From Operations	0.91		0.66	0.21	0.57		1.04
Less Distributions From:
Net investment income	(0.91)		(0.97)	(0.97)	(0.99)		(1.00)
Total Distributions	(0.91)		(0.97)	(0.97)	(0.99)		(1.00)
Net Asset Value, End of Year	$14.33		$14.33	$14.64	$15.40		$15.82
Total Return(3)	6.56	%(4)	4.58%	1.45%	3.77%		6.84%
Net Assets, End of Year (millions)	$271		$293	$326	$371		$368
Ratios to Average Net Assets:
Gross expenses	0.93%		0.84%	0.85%	0.84%		0.82%
Net expenses	0.91	(5)	0.84	0.85	0.84		0.82
Net investment income	5.83		6.41	6.72	6.56	(2)	6.50
Portfolio Turnover Rate	42%		21%	27%	24%		29%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	29

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$14.34		$14.65	$15.40	$15.82		$15.79
Income (Loss) From Operations:
Net investment income	0.76		0.86	0.93	0.93	(2)	0.92
Net realized and unrealized gain (loss)	0.08		(0.28)	(0.78)	(0.43	)(2)	0.04
Total Income From Operations	0.84		0.58	0.15	0.50		0.96
Less Distributions From:
Net investment income	(0.84)		(0.89)	(0.90)	(0.92)		(0.93)
Total Distributions	(0.84)		(0.89)	(0.90)	(0.92)		(0.93)
Net Asset Value, End of Year	$14.34		$14.34	$14.65	$15.40		$15.82
Total Return(3)	6.02	%(4)	4.04%	0.99%	3.26%		6.25%
Net Assets, End of Year (millions)	$51		$60	$76	$93		$119
Ratios to Average Net Assets:
Gross expenses	1.44%		1.35%	1.35%	1.35%		1.32%
Net expenses	1.43	(5)	1.35	1.35	1.35		1.32
Net investment income	5.32		5.91	6.22	6.04	(2)	5.96
Portfolio Turnover Rate	42%		21%	27%	24%		29%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.92, $0.42, and 6.00%, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

30	Smith Barney Municipal High Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$14.32		$14.63	$15.39	$15.80		$15.76
Income (Loss) From Operations:
Net investment income	0.75		0.86	0.92	0.94	(2)	0.94
Net realized and unrealized gain (loss)	0.09		(0.28)	(0.79)	(0.45	)(2)	0.01
Total Income (Loss) From Operations	0.84		0.58	0.13	0.49		0.95
Less Distributions From:
Net investment income	(0.83)		(0.89)	(0.89)	(0.90)		(0.91)
Total Distributions	(0.83)		(0.89)	(0.89)	(0.90)		(0.91)
Net Asset Value, End of Year	$14.33		$14.32	$14.63	$15.39		$15.80
Total Return(3)	6.03	%(4)	4.00%	0.89%	3.24%		6.21%
Net Assets, End of Year (millions)	$26		$24	$25	$27		$21
Ratios to Average Net Assets:
Gross expenses	1.49%		1.40%	1.41%	1.38%		1.35%
Net expenses	1.48	(5)	1.40	1.41	1.38		1.35
Net investment income	5.26		5.86	6.16	6.05	(2)	6.01
Portfolio Turnover Rate	42%		21%	27%	24%		29%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
(5)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Municipal High Income Fund 2005 Annual Report	31

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Smith Barney Municipal High Income Fund (the “Fund”), a separate diversified investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an openend management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

32	Smith Barney Municipal High Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

(d) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(516,051)	$516,051
(a)	Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities and book/tax differences in the treatment of various items.

2.  Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at the annual rate of 0.40% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Municipal High Income Fund 2005 Annual Report	33

Notes to Financial Statements (continued)

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1, 2005, the administration fee will be reduced to 0.15% of the Fund’s average daily net assets and the following breakpoints will be applied to the total advisory and administration fee:

Average Daily net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

During the year ended July 31, 2005, SBFM reimbursed the Fund in the amount of $200,000 for losses incurred resulting from an investment transaction error.

During the year ended July 31, 2005, SBFM waived a portion of its investment advisory fees in the amount of $58,564.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2005, the Fund paid transfer agent fees of $107,948 to CTB.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.00% for Class A shares. Purchases of Class A shares of $500,000 or greater are not subject to any sales charge at the time of purchase, but a 1.00% contingent deferred sales charge (“CDSC”) applies on amounts redeemed within one year of purchase. There is a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

For the year ended July 31, 2005, CGM and its affiliates received sales charges of approximately $100,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2005, CDSCs paid to CGM and its affiliates were approximately $79,000 and $0* for the Fund’s Class B and C shares, respectively.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

* Amount represents less than $1,000.

34	Smith Barney Municipal High Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$146,671,208
Sales	185,551,683

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,025,998
Gross unrealized depreciation	(26,178,357)
Net unrealized depreciation	$(2,152,359)

At July 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. 20 Year Treasury Bond, 6.000%	1,200	9/05	$139,575,000	$138,375,000	$1,200,000

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$419,257	$365,058	$170,389

For the year ended July 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$107,273	$25,156	$9,118

Smith Barney Municipal High Income Fund 2005 Annual Report	35

Notes to Financial Statements (continued)

For the year ended July 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$52,713	$14,928	$6,088

5. Distributions to Shareholders by Class

	Year Ended July 31, 2005	Year Ended July 31, 2004
Net investment income
Class A	$17,755,606	$20,585,210
Class B	3,291,206	4,164,592
Class C†	1,413,943	1,510,356
Total	$22,460,755	$26,260,158

† On April 29, 2004, Class L shares were renamed as Class C shares.

6. Shares of Beneficial Interest

At July 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares if each class were as follows:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,202,512	$17,205,197	1,291,723	$18,939,101
Shares issued on reinvestment	618,722	8,835,482	750,983	10,955,067
Shares repurchased	(3,319,406)	(47,490,795)	(3,898,831)	(57,058,726)
Net Increase	(1,498,172)	$(21,450,116)	(1,856,125)	$(27,164,558)
Class B
Shares sold	327,545	$4,693,965	315,894	$4,630,931
Shares issued on reinvestment	77,257	1,104,087	107,219	1,565,504
Shares repurchased	(1,038,610)	(14,863,274)	(1,438,623)	(21,061,538)
Net Decrease	(633,808)	$(9,065,222)	(1,015,510)	$(14,865,103)
Class C†
Shares sold	457,350	$6,551,873	264,872	$3,881,709
Shares issued on reinvestment	39,927	570,022	39,878	581,052
Shares repurchased	(384,783)	(5,488,321)	(293,183)	(4,290,771)
Net Increase	112,494	$1,633,574	11,567	$171,990

† On April 29, 2004, Class L shares were renamed as Class C shares.

36	Smith Barney Municipal High Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

7.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C
August 23, 2005	August 26, 2005	$0.0615	$0.0553	$0.0550

The tax character of distributions paid during the fiscal year ended July 31 were as follows:

	2005	2004
Distributions paid from:
Tax-Exempt Income	$22,456,741	$26,242,288
Ordinary Income	4,014	17,870
Total Taxable Distributions	$4,014	$17,870
Total Distributions Paid	$22,460,755	$26,260,158

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$294,219
Total undistributed earnings	294,219
Capital loss carryforward (*)	$(45,669,390)
Other book/tax temporary differences (a)	(26,497,568)
Unrealized appreciation/(depreciation) (b)	(952,360)
Total accumulated earnings/(losses) – net	$(72,825,099)

(*) The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2009	$ (1,032,167)
7/31/2010	(3,220,648)
7/31/2011	(3,834,151)
7/31/2012	(11,653,755)
7/31/2013	(25,928,669)
$(45,669,390)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains on certain futures, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for discount on fixed income securities.

Smith Barney Municipal High Income Fund 2005 Annual Report	37

Notes to Financial Statements (continued)

8.  Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process.

38	Smith Barney Municipal High Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.  Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of theses circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney Municipal High Income Fund 2005 Annual Report	39

Notes to Financial Statements (continued)

10.  Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Trust’s Board of Trustees has approved a new investment advisory contract between the Fund and the Adviser to become effective upon the closing of the sale to Legg Mason. The new investment advisory contract has been presented to the shareholders of the Fund for their approval.

11.  Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

40	Smith Barney Municipal High Income Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 23, 2005

Smith Barney Municipal High Income Fund 2005 Annual Report	41

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds – Smith Barney Municipal High Income Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received

42	Smith Barney Municipal High Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

Smith Barney Municipal High Income Fund 2005 Annual Report	43

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “high yield municipal debt funds” by Lipper, showed that the Fund’s performance for all of the periods presented was below the median.

44	Smith Barney Municipal High Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

During the last year, the investment processes and the credit processes have been substantially enhanced in an effort to support the continuing portfolio manager’s performance. Nevertheless, the Board continues to be disappointed in the performance of this portfolio, and the Board will continue to monitor the situation.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

Smith Barney Municipal High Income Fund 2005 Annual Report	45

Board Approval of Management Agreement (unaudited) (continued)

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 10 retail front-end load funds (including the Fund) classified as “high yield municipal debt funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group although the Contractual Management Fee was higher than the median. The Board noted that the Fund’s actual total expense ratio was better than the median and concluded that it was acceptable. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October 1, 2005 that will reduce the management fees of the Fund; as the Fund’s assets grow the impact of the breakpoints will increase.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the

46	Smith Barney Municipal High Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.55% of the first $1 billion of assets; 0.525% of the next $1 billion of assets; 0.50% of the next $3 billion of assets; 0.475% of the next $5 billion of assets and 0.45% of assets over $10 billion.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Smith Barney Municipal High Income Fund 2005 Annual Report	47

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Municipal High Income Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Trusteeships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None
John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since	Retired	27	None

48	Smith Barney Municipal High Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Trusteeships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002-2005)	185	None
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)

				N/A	N/A

Smith Barney Municipal High Income Fund 2005 Annual Report	49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Robert J. Brault CAM 1 25 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CGM; Chief
Financial Officer and
Treasurer of certain
mutual funds
associated with
Citigroup; Director of
Internal Control for
CAM U.S. Mutual Fund
Administration (from
2002 to 2004); Director
of Project Management
& Information Systems
for CAM U.S. Mutual
Fund Administration
(from 2000 to 2002);
Vice President of
Mutual Fund
Administration at
Investors Capital
Services (from
1999 to 2000)

				N/A	N/A
Peter M. Coffey CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 1987	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM
(since 2000); Director of
Compliance, North
America, CAM (since
2000); Chief Anti-
Money Laundering Compliance
Officer and Chief
Compliance Officer of
certain mutual funds
associated with Citigroup; Director
of Compliance,
Europe, the Middle
East and Africa,
CAM (from 1999 to
2000); Chief
Compliance Officer,
SBFM, CFM, TIA; formerly
Chief
Compliance Officer
TIA (from
2002-2005)

				N/A	N/A

50	Smith Barney Municipal High Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and
General Counsel of
Global Mutual Funds for
CAM and its predecessor
(since 1994); Secretary
of CFM (from 2001 to
2004); Secretary and
Chief Legal Officer of
mutual funds associated
with Citigroup

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1 940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Municipal High Income Fund 2005 Annual Report	51

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from August 2004 through October 2004 and from December 2004 through June 2005 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.80% of the net investment income distribution paid in November 2004 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

52	Smith Barney Municipal High Income Fund 2005 Annual Report

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Smith Barney Municipal High Income Fund

TRUSTEES	INVESTMENT ADVISER
Lee Abraham	AND ADMINISTRATOR
Jane F. Dasher	Smith Barney Fund
R. Jay Gerken, CFA	Management LLC
Chairman
Richard E. Hanson, Jr.	DISTRIBUTOR
Paul Hardin	Citigroup Global Markets Inc.
Roderick C. Rasmussen
John P. Toolan	CUSTODIAN
State Street Bank and Trust
OFFICERS	Company
R. Jay Gerken, CFA
President and Chief Executive	TRANSFER AGENT
Officer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Andrew B. Shoup	New York, New York 10004
Senior Vice President and
Chief Administrative Officer	SUB-TRANSFER AGENT
PFPC Inc.
Robert J. Brault	P.O. Box 9699
Chief Financial Officer and	Providence, Rhode Island
Treasurer	02940-9699

Peter M. Coffey
Vice President and Investment
Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and Chief
Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Municipal
High Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Fund–Smith Barney Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD0427 09/05                    05-9100

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2004 and July 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,000 in 2004 and $215,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $19,500 in 2004 and $19,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Income Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Income Funds‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Income Funds

Date:	October 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Income Funds

Date:	October 11, 2005

By:	/s/ Robert J. Brault

(Robert J. Brault)

Chief Financial Officer of

Smith Barney Income Funds

Date:	October 11, 2005